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                                                                EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-43451 on Form S-8.




                                        Arthur Andersen LLP

                                        Arthur Andersen LLP



Chicago, Illinois
March 27, 1998